UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Allurion Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ALLURION TECHNOLOGIES, INC.

11 Huron Drive

Natick, Massachusetts 01760

    , 2025

Dear Fellow Stockholders:

On behalf of the Board of Directors and management of Allurion Technologies, Inc., I cordially invite you to attend our special meeting of stockholders on    , 2025 at 12:00 p.m. (Eastern Time). The Special Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast. You will be able to attend the meeting, vote your shares electronically, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ALUR2025SM.

Given the virtual format, there is no opportunity to attend the Special Meeting in person. To participate, you must have the 16-digit number that is shown on your proxy card or the instructions that accompanied your proxy materials. The notice of meeting and proxy statement that follow describe the business that stockholders will consider at the Special Meeting.

We hope that you will be able to attend the Special Meeting via our live audio webcast. However, regardless of whether you attend, your vote is very important. We are pleased to offer multiple options for voting your shares. You may vote by telephone, via the Internet, by mail, or through our live audio webcast of the Special Meeting, as described beginning on page 5 of the Proxy Statement.

Thank you for your continued support of Allurion Technologies, Inc.

Sincerely,

Shantanu Gaur

President and Chief Executive Officer

ALLURION TECHNOLOGIES, INC.

11 Huron Drive

Natick, Massachusetts 01760

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD     , 2025

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of Allurion Technologies, Inc., a Delaware corporation (the “Company”), will be held at 12:00 p.m. (Eastern Time) on    , 2025. The Special Meeting will be a completely virtual meeting conducted via live audio webcast.

You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ALUR2025SM and entering your 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. You will not be able to attend the Special Meeting in person.

The Special Meeting will be held for the following purposes:

•

Proposal 1: To approve the repricing of the July 2024 Purchaser Warrants (as defined below in the Proxy Statement) for purposes of complying with New York Stock Exchange (“NYSE”) Listing Rule 312.03(c);

•	Proposal 2: To approve the issuance of shares of common stock upon the exercise of the January 2025 Warrants (as defined below) for purposes of complying with NYSE Listing Rule 312.03(c);

•	Proposal 3: To approve the issuance of shares of common stock upon the exercise of the February 2025 Warrants (as defined below) for purposes of complying with NYSE Listing Rule 312.03(c); and

•

Proposal 4: To approve an adjournment of the Special Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposals 1, 2 and 3.

The Board of Directors knows of no other matters to be presented at the Special Meeting. Only stockholders of record of our Common Stock as of the close of business on February 3, 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting, or any postponement or adjournment thereof.

Whether or not you plan to attend the Special Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. You may also complete the proxy card included in the proxy materials and return your signed and dated proxy card in the enclosed return envelope. Please note, however, that if your shares are held on your behalf by a brokerage firm, bank or other nominee, and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that nominee.

It is important that your shares be represented at the Special Meeting regardless of the number of shares you may hold. Please consider the issues presented in the Proxy Statement for the Special Meeting and promptly vote your shares to ensure that your shares are represented at the Special Meeting. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

If you have any questions about submitting your proxy or require assistance, please contact Innisfree M&A Incorporated, our proxy solicitor, toll-free at (888) 750-9498 or collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th Floor, New York, New York 10022.

By Order of the Board of Directors,

Brendan M. Gibbons

Chief Legal Officer and Secretary

Natick, Massachusetts

    , 2025

ALLURION TECHNOLOGIES, INC.

11 Huron Drive

Natick, Massachusetts 01760

PROXY STATEMENT

FOR THE

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON     , 2025

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Allurion Technologies, Inc. (“Allurion”, the “Company”, “we”, “us” or “our”) of proxies to be voted at our Special Meeting of Stockholders (the “Special Meeting”) to be held on    , 2025, at 12:00 p.m. (Eastern Time), and at any postponement or adjournment of the Special Meeting. The Special Meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ALUR2025SM and entering your 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

It is expected that the Notice of Meeting, this Proxy Statement and the accompanying proxy card will be mailed on or about    , 2025 to our stockholders as of the close of business on the Record Date (as defined below).

Record Date and Outstanding Shares

Holders of record of shares of our common stock, $0.0001 par value per share (the “Common Stock”), as of the close of business on February 3, 2025 (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof.

As of the Record Date, there were 4,794,028 shares of Common Stock outstanding and entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Special Meeting. The shares of Common Stock are the only voting securities of the Company.

Proposals

At the Special Meeting, our stockholders will be asked:

1.

To approve the repricing of the July 2024 Purchaser Warrants (as defined below) to comply with New York Stock Exchange (“NYSE”) Listing Rule 312.03(c) (such repricing, the “Warrant Repricing” and such proposal, the “Warrant Repricing Proposal” or “Proposal 1”);

2.

To approve the issuance of shares of Common Stock upon the exercise of the January 2025 Warrants (as defined below) for purposes of complying with NYSE Listing Rule 312.03(c) (the “January 2025 Warrant Shares Issuance Proposal” or “Proposal 2”);

3.

To approve the issuance of shares of Common Stock upon the exercise of the February 2025 Warrants (as defined below) for purposes of complying with NYSE Listing Rule 312.03(c) (the “February 2025 Warrant Shares Issuance Proposal” or “Proposal 3”); and

4.

To approve an adjournment of the Special Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposals 1, 2 and 3 (the “Adjournment Proposal” or “Proposal 4”).

Recommendations of the Board and Proxies

The Board recommends that you vote your shares as indicated below:

•	FOR the Warrant Repricing Proposal;

•	FOR the January 2025 Warrant Shares Issuance Proposal;

•	FOR the February 2025 Warrant Shares Issuance Proposal; and

•	FOR the Adjournment Proposal, if necessary.

If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the recommendations of the Board set forth above.

Any stockholder may revoke a proxy at any time prior to the Special Meeting by signing and submitting a later-dated proxy or a written notice of revocation to the Secretary of the Company, or by granting a subsequent proxy through the Internet or telephone. Stockholders attending the Special Meeting may also revoke their proxies by voting online at the Special Meeting. Attendance at the Special Meeting will not itself be deemed to revoke a proxy unless a stockholder gives affirmative notice at the Special Meeting that such stockholder intends to revoke the proxy and vote online. If a stockholder’s shares are held in street name, such holder may change or revoke voting instructions by following the specific directions provided by the stockholder’s bank or broker. See “Can I change my vote after I submit my proxy?” below.

Quorum and Adjournment; Abstentions and Broker Non-Votes

The presence by remote communication (i.e., online) or by proxy of the holders of a majority in voting power of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote is required to constitute a quorum at the Special Meeting.

The stockholders that are present online or represented by proxy at the Special Meeting may adjourn the meeting from time to time for any reason, regardless of whether a quorum is present. If the Special Meeting is adjourned to another time, date or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice is not required to be given of the adjourned meeting if the time, place (if any), and the means of remote communication by which stockholders and proxy holders may attend and participate at such adjourned meeting are announced at the Special Meeting, displayed on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication during the time scheduled for the Special Meeting, or as set forth in the Notice of Special Meeting. However, if the adjournment is for more than 30 days from the original meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communication, if any, will be given to each stockholder of record entitled to vote and each stockholder who, by law or under the Company’s organizational documents, is entitled to such notice.

At any adjourned Special Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Special Meeting as originally scheduled.

Abstentions will count in determining whether a quorum is present at the Special Meeting and any adjourned meeting. A broker non-vote occurs if the broker or other nominee who holds shares represented by a proxy has not received instructions with respect to a particular proposal and does not have discretionary authority with respect to such proposal. Under the rules that govern brokers who are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposals 1, 2, 3 and 4 are considered to be “non-routine” under these rules, such that your broker may not vote your shares on those proposals in the absence of your voting instructions. Because each of the proposals to be voted on at the Special Meeting is considered to be a “non-routine” proposal, there will be no broker non-votes and broker non-votes will not count for purposes of determining whether a quorum is present.

The votes required and the treatment of abstentions for each matter to be voted on at the Special Meeting are set forth in “How many votes are required for the approval of the proposals to be voted upon and how will abstentions be treated?” below.

Other Matters

We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment and consistent with applicable law.

No director or executive officer of the Company since the beginning of the last fiscal year, or nominee for director, nor any associate of any of the foregoing, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS

Why am I receiving this Proxy Statement?

You have received these proxy materials because our Board is soliciting your proxy to vote your shares at the Special Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (“SEC”) and is designed to assist you in voting your shares.

Who is entitled to vote at the Special Meeting?

The Record Date for the Special Meeting is February 3, 2025. You are only entitled to vote at the Special Meeting if you were a stockholder of record at the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Special Meeting. At the close of business on the Record Date, there were 4,794,028 shares of Common Stock outstanding and entitled to vote at the Special Meeting.

A list of our stockholders of record will be open for examination by any stockholder beginning ten days prior to the Special Meeting at our headquarters located at 11 Huron Drive, Natick, MA 01760. If you would like to view the list, please contact our Corporate Secretary to schedule an appointment by emailing secretary@allurion.com or writing to such officer at the address above. In addition, the list will be available for inspection by stockholders on the virtual meeting website during the Special Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in such holder’s name. Shares held in “street name” are held in the name of a bank or brokerage firm on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card included with the printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm on how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. You are also invited to attend the Special Meeting via the internet at www.virtualshareholdermeeting.com/ALUR2025SM. However, because you are not the stockholder of record, you may not vote your shares live online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How many shares must be present to hold the Special Meeting?

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting online or by proxy of the holders of a majority in voting power of the issued and outstanding shares of our Common Stock entitled to vote on the Record Date will constitute a quorum for the Special Meeting.

Who can attend the Special Meeting?

If you are a stockholder of record or a beneficial owner as of the Record Date, you may attend and participate in the Special Meeting by visiting the following website: www.virtualshareholdermeeting.com/ALUR2025SM. To attend and participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 12:00 p.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Special Meeting?

If a quorum is not present at the scheduled time of the Special Meeting, the Chairperson of the Special Meeting is authorized by our Amended and Restated Bylaws (our “Bylaws”) to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the proxy card provided in the enclosed envelope.

How do I vote?

Stockholders of Record.

If you are a stockholder of record, you may vote:

•

By Internet before the Special Meeting—You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card. You will need the 16-digit control number included on your proxy card.

•	By Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card. You will need the 16-digit control number included on your proxy card.

•

By Mail—You can vote by mail by completing, signing, dating and mailing the proxy card you received by mail. Proxy cards submitted by mail must be received no later than     , 2025 to be voted at the Special Meeting.

•

During the Special Meeting—If you attend the Special Meeting online and wish to vote electronically during the meeting at www.virtualshareholdermeeting.com/ALUR2025SM, you will need the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

Internet and telephone voting facilities for stockholders of record will be made available 24 hours a day and will close at 11:59 p.m., Eastern Time, on    , 2025.

Whether or not you expect to attend the Special Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation. If you submit your proxy, you may still decide to attend the Special Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.”

If your shares are held in “street name” through a bank or brokerage firm, you will receive instructions on how to vote from the bank or broker. You must follow the bank’s or broker’s instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Special Meeting, you must contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Secretary of the Company prior to or at the Special Meeting; or

•	by voting online at the Special Meeting.

Your most recent proxy card or Internet or telephone proxy is the vote that is counted. Your attendance at the Special Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Special Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Special Meeting using your 16-digit control number or otherwise voting through your bank or broker.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this Proxy Statement, as well as with the description of each proposal in this Proxy Statement.

Will any other business be conducted at the Special Meeting?

We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment and consistent with applicable law.

What if I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/ALUR2025SM.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions be treated?

Proposal	Votes Required	Effect of Abstentions
Proposal 1:
Warrant Repricing Proposal	The affirmative vote of the holders of a majority of the votes properly cast.	Abstentions will have no effect.
Proposal 2:
January 2025 Warrant Shares Issuance Proposal	The affirmative vote of the holders of a majority of the votes properly cast.	Abstentions will have no effect.
Proposal 3:
February 2025 Warrant Shares Issuance Proposal	The affirmative vote of the holders of a majority of the votes properly cast.	Abstentions will have no effect.
Proposal 4:
Adjournment Proposal	The affirmative vote of the holders of a majority of the votes properly cast.	Abstentions will have no effect.

What is an “abstention” and how will abstentions be treated?

An “abstention,” in the case of the proposals regarding approval of the Warrant Repricing Proposal, the January 2025 Warrant Shares Issuance Proposal, the February 2025 Warrant Shares Issuance Proposal and the Adjournment Proposal, represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Abstentions have no effect on Proposals 1, 2, 3 and 4.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares. Proposals 1, 2, 3 and 4 are considered to be “non-routine” under the rules that govern brokers who are voting shares held in street name, such that your broker may not vote your shares on those proposals in the absence of your voting instructions. Because each proposal is considered to be “non-routine,” there will be no broker non-votes and broker non-votes will not count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Special Meeting?

We plan to announce preliminary voting results at the Special Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Special Meeting. After the Form 8-K is filed, you may obtain a copy by visiting the investor relations section of our website at investors.allurion.com or by writing to Allurion Technologies, Inc., 11 Huron Drive, Natick, MA 01760, Attention: Corporate Secretary.

How and when did Allurion Technologies, Inc. become a public company?

On February 9, 2023, Legacy Allurion (as defined below) and Allurion entered into the Business Combination Agreement (as subsequently amended on May 2, 2023, the “Business Combination Agreement”) with Compute

Health Acquisition Corp. (“CPUH” or “Compute Health”), Compute Health Corp. (“Merger Sub I”) and Compute Health LLC (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”). Pursuant to the Business Combination Agreement, on August 1, 2023, the Mergers (as defined below) were consummated in three steps: (a) Compute Health merged with and into Allurion (the “CPUH Merger”), with Allurion surviving the CPUH Merger as a publicly listed entity and becoming the sole owner of the Merger Subs; (b) three hours following the consummation of the CPUH Merger, Merger Sub I merged with and into Legacy Allurion (the “Intermediate Merger”), with Legacy Allurion surviving the Intermediate Merger and becoming a direct, wholly-owned subsidiary of Allurion; and (c) thereafter, Legacy Allurion merged with and into Merger Sub II (the “Final Merger” and, collectively with the CPUH Merger and the Intermediate Merger, the “Mergers”, and together with all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with Merger Sub II surviving the Final Merger and remaining a direct, wholly-owned subsidiary of Allurion. Allurion’s Common Stock began trading on the NYSE under the ticker symbol “ALUR” on August 2, 2023. Upon completion of the Business Combination, Legacy Allurion’s business operations continued as our business operations.

What is “Legacy Allurion”?

References in the Proxy Statement to Legacy Allurion refer to Allurion Technologies, LLC (f/k/a Allurion Technologies Opco, Inc., f/k/a Allurion Technologies, Inc.) prior to the closing of the Business Combination.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this Proxy Statement or if you have questions about the proposals being considered at the Special Meeting, including the procedures for voting your shares, you should contact Innisfree M&A Incorporated (“Innisfree”), our proxy solicitor, toll-free at (888) 750-9498 or collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th Floor, New York, New York 10022.

PROPOSAL 1: WARRANT REPRICING PROPOSAL

Overview

Our Board is asking stockholders to consider and vote upon a proposal to approve the repricing of the July 2024 Purchaser Warrants pursuant to the January 2025 Purchase Agreement and Subscription Agreement (as such terms are defined below) in accordance with NYSE Listing Rule 312.03(c).

On January 24, 2025, we entered into a securities purchase agreement (the “January 2025 Purchase Agreement”) with certain purchasers (the “January 2025 Purchasers”), pursuant to which we issued an aggregate of 1,240,000 shares of Common Stock (the “January 2025 Shares”) in a registered offering (the “January 2025 Offering”) and 1,240,000 accompanying warrants to purchase 1,240,000 shares of Common Stock (the “January 2025 Warrants”) in a concurrent private placement (the “January 2025 Private Placement”). The offering price per share and accompanying January 2025 Warrant in the January 2025 Offering and January 2025 Private Placement was $6.00, considerably higher than the previous day’s closing price per share of $3.70. The January 2025 Offering and January 2025 Private Placement resulted in gross proceeds to the Company of $7.4 million.

On February 19, 2025, we entered into the February 2025 Purchase Agreement (as defined below) pursuant to which we issued 900,000 shares of Common Stock (the “February 2025 Shares”) and 1,800,000

accompanying warrants to purchase 1,800,000 shares of Common Stock (the “February 2025 Purchaser Warrants”) in a concurrent private placement (the “February 2025 Private Placement”) and entered into a subscription agreement (the “Subscription Agreement”) with an accredited investor affiliated with Leavitt Equity Partners (“Leavitt” and, together with the January 2025 Purchasers, the “Purchasers”) in which we issued 267,686 shares of Common Stock and warrants to purchase 535,372 shares, in each case at an offering price of $5.23 per share and accompanying warrant, which was slightly higher than the previous day’s closing price per share of $5.22. The February 2025 Offerings (as defined below) resulted in gross proceeds to the Company of $6.1 million.

The transactions described above generated critical capital for the Company. The Company intends to use the net proceeds to fund its clinical pipeline testing the effects of the combination of the Allurion Balloon and GLP-1 therapy on muscle mass and long-term GLP-1 adherence, for working capital, for general corporate purposes, and to satisfy certain contractual obligations to its lender, RTW.

In order to incentivize the Purchasers to participate in such transactions, pursuant to the January 2025 Purchase Agreement and the Subscription Agreement, we agreed to seek stockholder approval to amend the warrants to purchase Common Stock (the “July 2024 Public Warrants”) held by the Purchasers (such warrants, the “July 2024 Purchaser Warrants”) issued in the public offering we completed in July 2024 (the “July 2024 Offering”), which have an exercise price of $30.00 per share, to reduce the exercise price to $6.00 per share, effective upon the receipt of such stockholder approval. The amendments to the July 2024 Purchaser Warrants, which we refer to herein as the “Warrant Amendments,” are described below.

Purpose of the Warrant Amendments

We are asking stockholders to approve, for purposes of complying with NYSE Listing Rule 312.03(c), the repricing of the July 2024 Purchaser Warrants to reduce the exercise price from $30.00 per share to $6.00 per share, with such July 2024 Purchaser Warrants becoming exercisable at the reduced price upon the receipt of such stockholder approval.

As required by NYSE Listing Rule 312.03(c), the repricing of the July 2024 Purchaser Warrants will only occur on the effective date of such stockholder approval at the Special Meeting. In the event that stockholder approval is not obtained, the Warrant Amendments will be null and void, and the provisions of the July 2024 Purchaser Warrants in effect prior to the date of the Warrant Amendments will remain in effect. Pursuant to the January 2025 Purchase Agreement and the Subscription Agreement, we have agreed to use reasonable best efforts to hold a special meeting of stockholders seeking stockholder approval of the Warrant Amendments by March 28, 2025. If we do not obtain such stockholder approval at the Special Meeting, we are obligated to call a meeting every sixty days thereafter to seek such stockholder approval until the earlier of the date on which such stockholder approval is obtained or the July 2024 Purchaser Warrants are no longer outstanding.

Description of July 2024 Purchaser Warrants

The following summary of certain terms and provisions of the July 2024 Purchaser Warrants is not complete and is subject to, and qualified in its entirety by, the provisions of the July 2024 Purchaser Warrants, the form of which was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on July 1, 2024.

Duration and Exercise Price

Each July 2024 Purchaser Warrant has a current exercise price of $30.00 per share. The July 2024 Purchaser Warrants are immediately exercisable and expire on July 1, 2029. The exercise price and number of shares of Common Stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our Common Stock and the exercise price. The current exercise price and number of shares issuable upon exercise thereof reflect the adjustment for the 1-for-25 reverse stock split we effected on January 3, 2025. The July 2024 Purchaser Warrants were issued separately from the Common Stock issued and sold in the July 2024 Offering and may be transferred separately. Each Purchaser received one July 2024 Purchaser Warrant per share of Common Stock purchased in the July 2024 Offering.

Exercisability

The July 2024 Purchaser Warrants are exercisable, at the option of each holder, in whole or in part, by delivering a duly executed exercise notice accompanied by payment in full for the number of shares of our Common Stock purchased upon such exercise. A holder (together with its affiliates) may not exercise any portion of the July 2024 Purchaser Warrants to the extent that the holder would own more than 4.99% (or, at the election of the purchaser, 9.99%) of our outstanding Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s July 2024 Purchaser Warrants. No fractional shares of Common Stock will be issued in connection with the exercise of a July 2024 Purchaser Warrant. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price.

Transferability

Subject to applicable laws, a July 2024 Purchaser Warrant may be transferred at the option of the holder upon surrender of the July 2024 Purchaser Warrant together with the appropriate instruments of transfer.

Exchange Listing

We have not listed, and do not intend to list, the July 2024 Purchaser Warrants on the NYSE or any other securities exchange or nationally recognized trading system.

Right as a Stockholder

Except as otherwise provided in the July 2024 Purchaser Warrants or by virtue of a holder’s ownership of shares of our Common Stock, the holders of the July 2024 Purchaser Warrants do not have the rights or privileges of holders of our Common Stock, including any voting rights, until they exercise their July 2024 Purchaser Warrants.

Reason for Seeking Stockholder Approval

Our Common Stock is listed on the NYSE. NYSE Listing Rule 312.03(c) requires us to obtain stockholder approval prior to the issuance of Common Stock, or of securities convertible into or exercisable for Common Stock, in any transaction or series of related transactions if (1) the Common Stock has, or will have upon issuance, voting power equal to or in excess of 20 percent of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for Common Stock; or (2) the number of shares of Common Stock to be issued is, or will be upon issuance, equal to or in excess of 20 percent of the number of shares of Common Stock outstanding before the issuance of the Common Stock or of securities convertible into or exercisable for Common Stock; provided, that stockholder approval will not be required for any such issuance involving any public offering for cash; or any other financing (that is not a public offering for cash) in which the company is selling securities for cash, if such financing involves a sale of Common Stock, or securities convertible into or exercisable for Common Stock, at a price at least as great as the “Minimum Price.” “Minimum Price” is defined in NYSE Listing Rule 312 as a price that is the lower of (i) the Official Closing Price immediately preceding the signing of the binding agreement, or (ii) the average Official Closing Price for the five trading days immediately preceding the signing of the binding agreement. “Official Closing Price” means the closing price on the NYSE as reported to the Consolidated Tape immediately preceding the signing of a binding agreement to issue the securities.

Since the expected repriced exercise price of the July 2024 Purchaser Warrants is below the Minimum Price at the time of the original issuance of each of the July 2024 Purchaser Warrants, in order to permit the repricing of the July 2024 Purchaser Warrants, stockholder approval is required. This Proposal 1 is included in this Proxy Statement for purposes of seeking this approval.

We agreed to seek stockholder approval for the repricing of the July 2024 Purchaser Warrants to (i) increase the likelihood that the Purchasers will exercise such warrants for cash, thereby generating cash proceeds to us, and (ii) induce such Purchasers to participate in the January 2025 Offering, January 2025 Private Placement and Leavitt Private Placement. Nevertheless, we can give no assurances that, if the Warrant Repricing Proposal is approved, the July 2024 Purchaser Warrants will be exercised.

Potential Consequences if the Proposal is Not Approved

The Board is not seeking the approval of our stockholders to issue the July 2024 Purchaser Warrants, as the July 2024 Offering was already completed and the July 2024 Purchaser Warrants have already been issued. We are only asking for approval to allow the repricing of the July 2024 Purchaser Warrants pursuant to the Warrant Amendments.

We agreed to hold a meeting of stockholders for the purpose of obtaining approval of this proposal, with the recommendation of our Board that such proposal be approved. If we do not obtain approval of this proposal at this Special Meeting, we are required to call a new meeting every 60 days to seek approval until the earlier of the date on which stockholder approval is obtained or the July 2024 Purchaser Warrants are no longer outstanding. As such, the failure of our stockholders to approve this Proposal 1 at the Special Meeting will mean that we will incur substantial costs and expenses in the future in connection with calling additional meetings every 60 days. The costs and expenses associated with seeking such approval could adversely impact our ability to fund our operations.

To the extent this Proposal 1 is approved and all or any portion of the July 2024 Purchaser Warrants are exercised by the holders for cash, we would receive the proceeds from such exercises. If this proposal is not approved, the July 2024 Purchaser Warrants will have an exercise price substantially above our current market price and it is unlikely the July 2024 Purchaser Warrants will be exercised and we will receive any proceeds.

Potential Adverse Effects of the Approval of the Proposal

Dilution

If our stockholders vote to approve the Warrant Repricing Proposal, the issuance of shares of our Common Stock upon exercise of the July 2024 Purchaser Warrants will not require any additional approval by our stockholders. The issuance of such Common Stock will have a dilutive effect on current stockholders other than the Purchasers, in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Common Stock upon exercise of the July 2024 Purchaser Warrants. The issuance of such Common Stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline. The dilutive impact of the issuance of such Common Stock upon exercise of the July 2024 Purchaser Warrants cannot be fully determined as of the date hereof as such July 2024 Purchaser Warrants are only expected to be exercised if the market price of the Common Stock is above the $6.00 exercise price thereof, and the timing and market price at the time of exercise will not be known until the applicable date of exercise of the July 2024 Purchaser Warrants.

Potential Negative Effect on Market Price

The sale into the public market of the shares issuable upon exercise of the July 2024 Purchaser Warrants, or the perception that such sales may occur, could increase the volatility of the market price of our Common Stock or result in a significant decline in the public trading price of our Common Stock. We cannot predict the effect, if any, that market sales of those shares of Common Stock or the availability of those shares for sale will have on the market price of our Common Stock.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the votes properly cast will be required to approve this Proposal 1. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE WARRANT REPRICING PROPOSAL.

PROPOSAL 2: JANUARY 2025 WARRANT SHARES ISSUANCE PROPOSAL

Overview

Our Board is asking stockholders to consider and vote upon a proposal to approve the issuance of shares of our Common Stock upon the exercise of the January 2025 Warrants (the “January 2025 Warrant Shares” and such issuance, the “January 2025 Warrant Shares Issuance”), in accordance with NYSE Listing Rule 312.03(c).

The January 2025 Warrants

As described above, in January 2025, pursuant to the January 2025 Purchase Agreement, we issued an aggregate of 1,240,000 January 2025 Shares in the January 2025 Offering and 1,240,000 January 2025 Warrants in the January 2025 Private Placement, at an offering price of $6.00 per share and accompanying January 2025 Warrant. The January 2025 Offering and January 2025 Private Placement closed on January 27, 2025, and resulted in gross proceeds of $7.4 million. The Company intends to use the net proceeds of such transaction as described in Proposal 1 above.

NYSE Listing Rule 312.03(c)

Listing Rule 312.03(c) provides that stockholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if: (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock; or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock. However, stockholder approval is not required if such transaction is a cash sale for a price that is at least the “Minimum Price,” defined in Listing Rule 312 as a price that is the lower of (i) the Official Closing Price immediately preceding the signing of the binding agreement, or (ii) the average Official Closing Price for the five trading days immediately preceding the signing of the binding agreement. “Official Closing Price” means the closing price on the NYSE as reported to the Consolidated Tape immediately preceding the signing of a binding agreement to issue the securities.

Although the offering price per January 2025 Share was greater than the Minimum Price per share of Common Stock, no additional consideration was received for the January 2025 Warrants. Because the Minimum Price of a January 2025 Share of $3.70, together with the Black-Scholes value of the January 2025 Warrant, is collectively greater than the offering price of $6.00 per January 2025 Share and accompanying January 2025 Warrant, the January 2025 Warrants may be deemed to have been issued at an offering price below the Minimum Price.

January 2025 Warrant Exercise

The January 2025 Warrants will not be exercisable until we obtain stockholder approval for the January 2025 Warrant Shares Issuance as required by the applicable rules and regulations of the NYSE. The January 2025 Warrants will then be immediately exercisable and will expire on the fifth anniversary of the date such stockholder approval is obtained.

Stockholder Approval Requirement

As discussed above, we are required to obtain stockholder approval to approve the January 2025 Warrant Shares Issuance, in accordance with Listing Rule 312.03(c), because the January 2025 Warrants may be deemed to have been sold at an offering price below the Minimum Price.

Pursuant to the January 2025 Purchase Agreement, we have agreed to use reasonable best efforts to hold a special meeting of stockholders seeking stockholder approval of the issuance of the January 2025 Warrant Shares by

March 28, 2025. If we do not obtain such stockholder approval at the Special Meeting, we are obligated to call a meeting every sixty days thereafter to seek such stockholder approval until the earlier of the date on which such stockholder approval is obtained or the January 2025 Warrants are no longer outstanding.

Rights and Limitations

Registration Rights

We have agreed to file a resale registration statement with the SEC within 30 days of the date of the January 2025 Purchase Agreement to register the resale of the January 2025 Warrant Shares. We must use commercially reasonable efforts to have such registration statement declared effective by the SEC within 90 days following the closing of the January 2025 Offering and January 2025 Private Placement.

Beneficial Ownership Limitations

A holder (together with its affiliates) may not exercise any portion of the January 2025 Warrants to the extent that the holder would own more than 4.99% (or, at the election of the purchaser, 9.99%) of our outstanding Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s January 2025 Warrants.

Reason for Seeking Stockholder Approval

As discussed above, we are required to obtain stockholder approval to approve the January 2025 Warrant Shares Issuance, in accordance with Listing Rule 312.03(c), because the January 2025 Warrants may be deemed to have been sold at an offering price below the Minimum Price.

Stockholder approval of this Proposal 2 will constitute stockholder approval for purposes of Listing Rule 312.03(c) and will satisfy our obligation to obtain stockholder approval under the January 2025 Purchase Agreement.

Consequences for Failing to Obtain Stockholder Approval

In the event that this Proposal 2 is not approved by our stockholders, we are obligated to call a meeting every sixty days thereafter to seek such stockholder approval until the earlier of the date on which such stockholder approval is obtained or the January 2025 Warrants are no longer outstanding. Such requirement to include such proposal potentially multiple times after this Special Meeting imposes significant costs on us, including legal and accounting costs, and diversion of management attention.

The January 2025 Warrants are not exercisable until we obtain stockholder approval of the January 2025 Warrant Shares Issuance. Thus, failure to obtain such approval will prevent holders of the January 2025 Warrants from exercising, and we will not be able to receive the exercise price for such January 2025 Warrants until we have obtained stockholder approval.

Potential Adverse Effects

Dilution

If our stockholders vote to approve the January 2025 Warrant Shares Issuance, the issuance of January 2025 Warrant Shares will not require any additional approval by our stockholders. The issuance of such Common Stock will have a dilutive effect on current stockholders other than the holders that exercise such warrants, in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Common Stock. The issuance of such Common Stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline. The dilutive impact of the January 2025 Warrant Shares Issuance cannot be fully determined as of the date hereof as such January 2025 Warrants are only expected to be exercised if the market price of the Common Stock is above the $6.00 exercise price thereof, and the timing and market price at the time of exercise will not be known until the applicable date of exercise of the January 2025 Warrants.

Potential Negative Effect on Market Price

The January 2025 Warrant Shares registered on the resale registration statement (as the same may be amended in the future) will be freely tradable without restriction or further registration. As a result, a substantial number of shares of our Common Stock may be sold by the holders of the January 2025 Warrants in the public market. If there are significantly more shares of our Common Stock offered for sale than buyers are willing to purchase, then the market price of our Common Stock will decline to a market price at which buyers are willing to purchase the offered Common Stock and sellers remain willing to sell our Common Stock. The sale of the shares by holders of the January 2025 Warrants, or the perception that such sales may occur, could increase the volatility of the market price of our Common Stock or result in a significant decline in the public trading price of our Common Stock. We cannot predict the effect, if any, that market sales of those shares of Common Stock or the availability of those shares for sale will have on the market price of our Common Stock.

Required Vote and Recommendation of the Board for Proposal 2

The affirmative vote of the holders of a majority of the votes properly cast will be required to approve this Proposal 2. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of this Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE JANUARY 2025 WARRANT SHARES ISSUANCE PROPOSAL.

PROPOSAL 3: FEBRUARY 2025 WARRANT SHARES ISSUANCE PROPOSAL

Overview

Our Board is asking stockholders to consider and vote upon a proposal to approve the issuance of shares of our Common Stock upon the exercise of the February 2025 Warrants (the “February 2025 Warrant Shares” and such issuance, the “February 2025 Warrant Shares Issuance”), in accordance with NYSE Listing Rule 312.03(c).

The February 2025 Warrants

As described above, in February 2025, the Company raised capital in two transactions. On February 19, 2025, we entered into (i) a securities purchase agreement (the “February 2025 Purchase Agreement”) with certain purchasers, pursuant to which we February 2025 Shares in a registered offering (the “February 2025 Offering”) and February 2025 Purchaser Warrants in the February 2025 Private Placement, and (ii) the Subscription Agreement with Leavitt, pursuant to which we issued an aggregate of 267,686 shares of Common Stock (the “Private Placement Shares”) and 535,372 warrants to purchase up to 535,372 shares of Common Stock (the “Private Placement Warrants” and, together with the February 2025 Purchaser Warrants, the “February 2025 Warrants”) in a concurrent private placement (the “Leavitt Private Placement”), in each case at an offering price of $5.23 per share and accompanying warrant. The February 2025 Offering, February 2025 Private Placement and Leavitt Private Placement (collectively, the “February 2025 Offerings”) closed on February 20, 2025, and resulted in gross proceeds to the Company of $4.1 million. The Company intends to use the net proceeds of these transactions as described in Proposal 1 above.

NYSE Listing Rule 312.03(c)

Listing Rule 312.03(c) provides that stockholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if: (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock; or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock. However, stockholder approval is not required if such transaction is a cash sale for a price that is at least the “Minimum Price,” defined in Listing Rule 312 as a price that is the lower of (i) the Official Closing Price immediately preceding the signing of the binding agreement, or (ii) the average Official Closing Price for the five trading days immediately preceding the signing of the binding agreement. “Official Closing Price” means the closing price on the NYSE as reported to the Consolidated Tape immediately preceding the signing of a binding agreement to issue the securities.

Although the offering price per February 2025 Share was greater than the Minimum Price per share of Common Stock, no additional consideration was received for the February 2025 Warrants. Because the Minimum Price of a February 2025 Share of $5.58, together with the Black-Scholes value of the February 2025 Warrant, is collectively greater than the offering price of $5.23 per February 2025 Share and accompanying February 2025 Warrant, the February 2025 Warrants may be deemed to have been issued at an offering price below the Minimum Price.

February 2025 Warrant Exercise

The February 2025 Warrants will not be exercisable until we obtain stockholder approval for the February 2025 Warrant Shares Issuance as required by the applicable rules and regulations of the NYSE. The February 2025 Warrants will then be immediately exercisable and will expire on the fifth anniversary of the date such stockholder approval is obtained.

Stockholder Approval Requirement

As discussed above, we are required to obtain stockholder approval to approve the February 2025 Warrant Shares Issuance, in accordance with Listing Rule 312.03(c), because the February 2025 Warrants may be deemed to have been sold at an offering price below the Minimum Price.

Pursuant to the February 2025 Purchase Agreement, we have agreed to use reasonable best efforts to hold a special meeting of stockholders seeking stockholder approval of the issuance of the February 2025 Warrant Shares by March 28, 2025. If we do not obtain such stockholder approval at the Special Meeting, we are obligated to call a meeting every sixty days thereafter to seek such stockholder approval until the earlier of the date on which such stockholder approval is obtained or the February 2025 Warrants are no longer outstanding.

Rights and Limitations

Registration Rights

We have agreed to file a resale registration statement with the SEC by April 7, 2025 to register the resale of the Private Placement Shares and February 2025 Warrant Shares. We must use commercially reasonable efforts to have such registration statement declared effective by the SEC as soon as practicable, but in no event later than the date which shall be either (a) in the event that the SEC does not review such registration statement, May 21, 2025, or (b) in the event that the SEC reviews such registration statement, June 20, 2025 (but in any event, no later than three business days following the SEC indicating that it has no further comments on the registration statement).

Beneficial Ownership Limitations

A holder (together with its affiliates) may not exercise any portion of the February 2025 Warrants to the extent that the holder would own more than 4.99% (or, at the election of the purchaser, 9.99%) of our outstanding Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s February 2025 Warrants.

Reason for Seeking Stockholder Approval

As discussed above, we are required to obtain stockholder approval to approve the February 2025 Warrant Shares Issuance, in accordance with Listing Rule 312.03(c), because the February 2025 Shares and the February 2025 Warrants may be deemed to have been sold in an offering price below the Minimum Price.

Stockholder approval of this Proposal 3 will constitute stockholder approval for purposes of Listing Rule 312.03(c) and will satisfy our obligation to obtain stockholder approval under the February 2025 Purchase Agreement.

Consequences for Failing to Obtain Stockholder Approval

In the event that this Proposal 3 is not approved by our stockholders, we are obligated to call a meeting every sixty days thereafter to seek such stockholder approval until the earlier of the date on which such stockholder approval is obtained or the February 2025 Warrants are no longer outstanding. Such requirement to include such proposal potentially multiple times after this Special Meeting imposes significant costs on us, including legal and accounting costs, and diversion of management attention.

The February 2025 Warrants are not exercisable until we obtain stockholder approval of the February 2025 Warrant Shares Issuance. Thus, failure to obtain such approval will prevent holders of the February 2025 Warrants from exercising, and we will not be able to receive the exercise price for such February 2025 Warrants until we have obtained stockholder approval.

Potential Adverse Effects

Dilution

If our stockholders vote to approve the February 2025 Warrant Shares Issuance, the issuance of February 2025 Warrant Shares will not require any additional approval by our stockholders. The issuance of such Common Stock will have a dilutive effect on current stockholders other than the purchasers, in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Common Stock. The issuance of such Common Stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline. The dilutive impact of the February 2025 Warrant Shares Issuance cannot be fully determined as of the date hereof as such February 2025 Warrants are only expected to be exercised if the market price of the Common Stock is above the $5.23 exercise price thereof, and the timing and market price at the time of exercise will not be known until the applicable date of exercise of the February 2025 Warrants.

Potential Negative Effect on Market Price

The February 2025 Warrant Shares registered on the resale registration statement (as the same may be amended in the future) will be freely tradable without restriction or further registration. As a result, a substantial number of shares of our Common Stock may be sold by the holders of the February 2025 Warrants in the public market. If there are significantly more shares of our Common Stock offered for sale than buyers are willing to purchase, then the market price of our Common Stock will decline to a market price at which buyers are willing to purchase the offered Common Stock and sellers remain willing to sell our Common Stock. The sale of the shares by holders of the February 2025 Warrants, or the perception that such sales may occur, could increase the volatility of the market price of our Common Stock or result in a significant decline in the public trading price of our Common Stock. We cannot predict the effect, if any, that market sales of those shares of Common Stock or the availability of those shares for sale will have on the market price of our Common Stock.

Required Vote and Recommendation of the Board for Proposal 3

The affirmative vote of the holders of a majority of the votes properly cast will be required to approve this Proposal 3. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE FEBRUARY 2025 WARRANT SHARES ISSUANCE PROPOSAL.

PROPOSAL 4: ADJOURNMENT PROPOSAL

Overview

If the Company fails to receive a sufficient number of votes to approve Proposals 1, 2 and 3, the Company may propose to adjourn or postpone the Special Meeting. The Company currently does not intend to propose an adjournment or postponement at the Special Meeting if there are sufficient votes to approve Proposals 1, 2 and 3.

Vote Required

This Proposal 4 requires the affirmative vote of the holders of a majority of the votes properly cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of February 3, 2025 by:

•

each person (including any “group” as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to us to be the beneficial owner of more than 5% of the issued and outstanding shares of our Common Stock;

•	each of our directors, director nominees and named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, restricted stock units, and warrants that are currently exercisable or releasable or exercisable or releasable within 60 days.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of voting shares beneficially owned by them. Unless otherwise noted, the business address of each person listed in the table is c/o Allurion Technologies, Inc., 11 Huron Drive, Natick, MA 01760.

The beneficial ownership of the shares of our Common Stock is based on 4,794,028 shares of our Common Stock issued and outstanding as of February 3, 2025.

Name and Address of Beneficial Owner	Number of Shares	% of Ownership
Directors and Named Executive Officers:
Shantanu Gaur (1)	103,031	2.1%
Krishna Gupta (2)	238,301	5.0%
Omar Ishrak (3)	159,523	3.3%
Chris Geberth (4)	16,762	*
Michael Davin (5)	9,668	*
Larson Doug Hudson (6)	604	*
Nicholas Lewin (7)	604	*
Milena Alberti-Perez (8)	1,000	*
R. Jason Richey	—	—
Keith B. Johns II	—	—
Brendan M. Gibbons (9)	2,963	*
Ojas Buch	—	—
All Current Directors and Executive Officers as a Group (Twelve Persons) (10)	589,643	11.8%
Five Percent Holders:
RTW (11)	1,050,053	21.9%
Armistice Capital Master Fund Ltd. (12)	251,742	5.2%

*	Less than one percent.
(1)

Consists of (i) 40,124 shares of Common Stock held by The Shantanu K. Gaur Revocable Trust Of 2021, of which Shantanu K. Gaur and Neha Gaur serve as trustees, (ii) 21,908 shares of Common Stock held by The Gaur Family Irrevocable Trust Of 2021, of which Steven M. Burke, Esq. and Neha Gaur serve as trustees and which Ms. Gaur has voting and dispositive control, and (iii) 40,999 shares of Common Stock issuable upon exercise of options held by Shantanu Gaur within 60 days of February 3, 2025.

(2)

Consists of (i) 124,970 shares of Common Stock held by Romulus Growth Allurion L.P., (ii) 2,919 shares of Common Stock held by Romulus Capital I, L.P., (iii) 2,934 shares of Common Stock issuable upon exercise of a warrant held by Romulus Capital I, L.P., (iv) 35,252 shares of Common Stock held by Romulus Allurion Special Opportunity L.P., (v) 21,525 shares of Common Stock held by Samin Capital LLC, (vi) 37,572 shares of Common Stock held by Krishna Gupta, and (vii) 13,129 shares of Common Stock issuable upon vesting of restricted stock units held by Krishna Gupta within 60 days of February 3, 2025. Krishna Gupta is the general partner of Romulus Allurion Special Opportunity L.P., Romulus Growth Allurion L.P., and Romulus Capital I, L.P., and the manager of Samin Capital LLC.
(3)

Consists of (i) 28,410 shares held by Omar & Helen Ishrak Living Trust, (ii) 130,510 shares held by Compute Health Sponsor LLC, and (iii) 604 shares of Common Stock issuable upon vesting of restricted stock units held by Omar Ishrak within 60 days of February 3, 2025.

(4)	Consists of 16,762 shares of Common Stock issuable upon exercise of options held by Christopher Geberth within 60 days of February 3, 2025.
(5)

Consists of (i) 2,608 shares of Common Stock, (ii) 6,456 shares of Common Stock issuable upon exercise of options held by Michael Davin within 60 days of February 3, 2025, and (iii) 604 shares of Common Stock issuable upon vesting of restricted stock units held by Michael Davin within 60 days of February 3, 2025.

(6)	Consists of 604 shares of Common Stock issuable upon vesting of restricted stock units held by Larson Douglas Hudson within 60 days of February 3, 2025.
(7)	Consists of 604 shares of Common Stock issuable upon vesting of restricted stock units held by Nicholas Lewin within 60 days of February 3, 2025.
(8)	Consists of 1,000 shares of Common Stock issuable upon vesting of restricted stock units held by Milena Alberti-Perez within 60 days of February 3, 2025.
(9)	Consists of 2,963 shares of Common Stock issuable upon exercise of options held by Brendan Gibbons within 60 days of February 3, 2025.
(10)

See footnotes 1 through 9 above. Also includes (i) 66,516 shares of Common Stock held by Ram Chuttani, and (ii) 7,433 shares of Common Stock issuable upon exercise of options held by Ram Chuttani within 60 days of February 3, 2025.

(11)

Beneficial ownership is as of January 28, 2025, based solely on a Schedule 13D/A filed jointly on January 29, 2025 with the SEC by RTW and Roderick Wong, M.D. Consists of 1,050,053 shares of Common Stock beneficially owned by RTW, including 19,168 shares of Common Stock underlying the Notes issuable to certain RTW entities and RTW, as agent to the Purchasers and 9,594 shares of Common Stock issuable upon the exercise of July 2024 Public Warrants. RTW, in its capacity as the investment manager of those certain RTW entities, has the power to vote and the power to direct the disposition of the shares held by RTW. Accordingly, RTW may be deemed to be the beneficial owner of such securities. Roderick Wong, M.D., as the Managing Partner of RTW, has the power to direct the vote and disposition of the securities held by RTW. Dr. Wong disclaims beneficial ownership of the shares held by RTW, except to the extent of his pecuniary interest therein. The address and principal office of RTW is 40 10th Avenue, Floor 7, New York, NY 10014, and the address of Dr. Wong and each of the RTW entities is c/o RTW Investments, LP, 40 10th Avenue, Floor 7, New York, NY 10014.

(12)

Beneficial ownership is based solely on a Schedule 13G/A filed jointly on February 7, 2025 with the SEC by Armistice Capital, LLC and Steven Boyd, and consists of 251,742 shares of Common Stock beneficially owned by Armistice Capital Master Fund Ltd. Armistice Capital, LLC, in its capacity as the investment manager of Armistice Capital Master Fund Ltd., and pursuant to an Investment Manager Agreement, has voting and investment power over the shares held by Armistice Capital Master Fund Ltd. Mr. Boyd, as the managing member of Armistice Capital, LLC, may be deemed to beneficially own such securities. Armistice Capital Master Fund Ltd. disclaims beneficial ownership of the shares held by it, except to the extent of its pecuniary interest therein. The address and principal office of such entities and individual is 510 Madison Avenue, 7th Floor, New York, NY 10022.

ADDITIONAL INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review the Company’s electronically-filed reports, proxy and information statements on the SEC’s website at www.sec.gov or on the Company’s website at investors.allurion.com/financials/sec-filings/. Information included on the Company’s website is not a part of this Proxy Statement.

You should rely only on the information contained in this Proxy Statement or on information to which the Company has referred you. The Company has not authorized anyone else to provide you with any information. You should not assume that the information contained in this document is accurate as of any date other than that date, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

If you have more questions about this Proxy Statement or how to submit your proxy, or if you need additional copies of this Proxy Statement or the enclosed proxy card or voting instructions, please contact our Secretary at Allurion Technologies, Inc., 11 Huron Drive, Natick, Massachusetts 01760.

STOCKHOLDER COMMUNICATIONS

Stockholders and other interested parties may communicate with the Board by writing to our Secretary at Allurion Technologies, Inc., 11 Huron Drive, Natick, Massachusetts 01760. Communications intended for a specific director or directors should be addressed to their attention to the Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Secretary, in his or her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

OTHER MATTERS

Our Board is not aware of any matter to be presented for action at the Special Meeting other than the matters referred to above and does not intend to bring any other matters before the Special Meeting. However, if other matters should come before the Special Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in accordance with their best judgment and consistent with applicable law.

STOCKHOLDER PROPOSALS

Stockholder Proposals under Rule 14a-8

Under Rule 14a-8 of the Exchange Act, notice of proposals of stockholders for inclusion in the proxy statement and form of proxy, including director nominees, for the Company’s 2025 Annual Meeting of Stockholders must be received by the Company in writing at its principal executive offices no later than the close of business on July 11, 2025. Such proposals must comply with applicable requirements of federal securities laws and the procedures as set forth in our Bylaws. Notices should be addressed to our Secretary at Allurion Technologies, Inc., 11 Huron Drive, Natick, Massachusetts 01760.

Stockholder Proposals outside of Rule 14a-8

Stockholders of record who do not submit a proposal for inclusion in the Company’s proxy materials under Rule 14a-8, but instead intend to introduce an item of business at the 2025 Annual Meeting of Stockholders, must provide advance written notice in accordance with, and comply with all other relevant procedures as set forth in, our Bylaws. We must receive written notice of your intention to introduce a nomination or other mater of business at the 2025 Annual Meeting of Stockholders not later than the close of business on the 90th day prior to the one-year anniversary of the Annual Meeting, or September 12, 2025 and no earlier than the close of business on the 120th day prior to such one-year anniversary, or August 13, 2025. Notwithstanding the foregoing, if our 2025 Annual Meeting of Stockholders is first convened more than 30 before or more than 60 days after December 11, 2025, notice from the stockholder must be received no later than the later of the close of business on the 90th day prior to the scheduled meeting date or the 10th day following the day we first publicly announce the date of the 2025 Annual Meeting of Stockholders. Notices should be addressed to our Secretary at Allurion Technologies, Inc., 11 Huron Drive, Natick, Massachusetts 01760.

Stockholder Solicitation of Proxies under Rule 14a-19

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act. Notices should be addressed to our Secretary at Allurion Technologies, Inc., 11 Huron Drive, Natick, Massachusetts 01760. If a stockholder fails to comply with any applicable requirements of the Exchange Act, including, but not limited to, Rule 14a-19, such stockholder’s proposed nomination or proposed business shall be deemed to have not been made in compliance with our Bylaws and will be disregarded.

Additional Information

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the requirements outlined above or other applicable requirements. It is suggested that stockholders submit their proposals by certified mail, return receipt requested, or by electronic means that permit such stockholder to verify the date of delivery to the Company.

Additionally, if the nominating or proposing stockholder (or a qualified representative of the stockholder) does not appear at the 2025 Annual Meeting of Stockholders to present a nomination or any business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Company. To be considered a qualified representative of the proposing stockholder, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting, and such person must produce such written instrument or electronic transmission, or a reliable reproduction, to the presiding officer at the 2025 Annual Meeting of Stockholders.

EXPENSES AND SOLICITATIONS

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Special Meeting is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

In addition, we have engaged Innisfree to assist with the solicitation of proxies for the Special Meeting. The Company will pay Innisfree a fee of $35,000 as compensation for its services and will reimburse it for its reasonable out-of-pocket expenses.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Stockholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

HOUSEHOLDING

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders with such stockholder’s consent, if required. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we will deliver only one set of proxy materials to multiple stockholders who share an address and who have consented to such delivery, if required, unless and until we receive contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered.

If you prefer to receive separate copies of the proxy materials, please contact Innisfree, our proxy solicitor, toll-free at (888) 750-9498 or collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th Floor, New York, New York 10022.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. WE ENCOURAGE YOU TO PROMPTLY VOTE YOUR SHARES.

ALLURION TECHNOLOGIES, INC.

11 HURON DRIVE

NATICK, MA 01760

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [ ], 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ALUR2025SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [ ], 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	V64353-TBD	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALLURION TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

1.	To approve the repricing of certain warrants to purchase common stock, par value $0.0001 per share (the “Common Stock”) issued in July 2024, in accordance with New York Stock Exchange (“NYSE”) Listing Rule 312.03(c).	☐	☐	☐

2.	To approve the issuance of shares of Common Stock upon the exercise of the warrants to purchase Common Stock issued in January 2025, in accordance with NYSE Listing Rule 312.03(c).	☐	☐	☐

3.	To approve the issuance of shares of Common Stock upon the exercise of the warrants to purchase Common Stock issued in February 2025, in accordance with NYSE Listing Rule 312.03(c).	☐	☐	☐

4.	To approve an adjournment of the Special Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposals 1, 2 and 3.	☐	☐	☐

Note: The proxy holders are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting and any postponements, continuations, or adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

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V64354-TBD

Allurion Technologies, Inc. SPECIAL MEETING OF STOCKHOLDERS [ ], 2025 - 12:00 P.M. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Shantanu Gaur and Brendan Gibbons, or either of them, as proxies, each with the power to appoint such proxy’s substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Allurion Technologies, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 12:00 p.m. Eastern Time, on [ ], 2025, via live audio webcast at www.virtualshareholdermeeting.com/ALUR2025SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE